UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 4, 2018

BK Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL		32904
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

RELM Wireless Corporation
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2018, the Company filed with the Secretary of State of the State of Nevada an amendment to its Articles of Incorporation, as amended to date (the “Certificate of Amendment”), to change the legal name of the Company from RELM Wireless Corporation to BK Technologies, Inc. (the “Name Change”), effective immediately. The Company’s Board of Directors (the “Board”) has also adopted amended and restated Bylaws of the Company (the “Amended Bylaws”) reflecting the name change, effective on June 4, 2018. Other than the Name Change, there were no changes to the Company’s Articles of Incorporation or Bylaws. Copies of the Certificate of Amendment and the Amended Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

At the opening of trading on June 5, 2018, the Company’s common stock will begin trading under the ticker symbol “BKTI” on the NYSE American stock exchange. The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock. The new CUSIP number for such common stock is 09180A100. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on June 4, 2018 (the “Annual Meeting”), the Company’s stockholders: (i) elected D. Kyle Cerminara, Michael R. Dill, Lewis M. Johnson, Charles T. Lanktree, E. Gray Payne, John W. Struble and Ryan R.K. Turner to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (ii) ratified the appointment of Moore Stephens Lovelace, P.A. as the Company’s independent registered public accounting firm for fiscal year 2018, and (iii) approved the Certificate of Amendment to effect the Name Change.

The voting results for each proposal were as follows:

Proposal No. 1 – Election of Directors

	For	Withheld	Broker Non-Votes
D. Kyle Cerminara	7,515,011	1,331,273	0
Michael R. Dill	8,455,845	390,439	0
Lewis M. Johnson	8,300,978	545,306	0
Charles T. Lanktree	8,388,484	457,800	0
General E. Gray Payne	8,545,446	300,838	0
John W. Struble	8,388,851	457,433	0
Ryan R.K. Turner	8,388,884	457,400	0

Proposal No. 2 – Ratification of Appointment of Moore Stephens Lovelace, P.A.

For	Against	Abstain
8,664,257	95,323	89,036

There were no broker non-votes on this proposal.

Proposal No. 3 – Amendment to Articles of Incorporation to Change Legal Name from RELM Wireless Corporation to BK Technologies, Inc.

For	Against	Abstain	Broker Non-Votes
8,657,449	8,365	180,469	0

Item 8.01
Other Events.

Name Change

On June 4, 2018, the Company issued a press release announcing the name change. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Quarterly Dividend

On June 4, 2018, the Board declared a quarterly dividend of $0.02 per share of the Company’s common stock, payable on July 16, 2018 to stockholders of record of the Company’s common stock as of the close of business on July 2, 2018. A copy of the press release announcing the quarterly cash dividend is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment, as filed with the Secretary of State of the State of Nevada.
3.2	Second Amended and Restated Bylaws.
99.1	Press release regarding corporate name change, dated June 4, 2018.
99.2	Press release regarding quarterly dividend, dated June 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES, INC.

Date: June 4, 2018	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer